                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 3, 2007
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                             EVERLAST WORLDWIDE INC.

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               (Exact Name of Registrant as Specified in Charter)

      Delaware                          0-25918                   13-3672716
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(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
    of Incorporation)                                        Identification No.)

     1350 Broadway, Suite 2300, New York, New York                  10018
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       (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On May 3, 2007,  Everlast  Worldwide Inc. (the  "Company") was informed by
Berenson LLP  ("Berenson")  that  Berenson  combined with J.H. Cohn LLP and that
J.H.  Cohn  LLP is the  name  of  the  surviving  company.  As a  result  of the combination,  the Company dismissed  Berenson LLP as its independent  registered accounting  firm.  The  Company's  audit  committee has not yet  recommended  or approved a new independent registered accounting firm.

      The reports of Berenson on the financial statements of the Company for the fiscal  years  ended  December  31,  2006 and 2005 did not  contain  any adverse opinion or  disclaimer  of opinion  and were not  qualified  or  modified  as to uncertainty, audit scope or accounting principle.

      During the  Company's  two most  recent  fiscal  years and the  subsequent interim period through May 3, 2007, there were no disagreements with Berenson on
any  matter  of  accounting   principles  or  practices,   financial   statement
disclosure,  or  auditing  scope or  procedure  which,  if not  resolved  to the satisfaction  of Berenson,  would have caused it to make reference to the matter in connection with its reports.

      During the  Company's  two most  recent  fiscal  years and the  subsequent interim period  through May 3, 2007,  Berenson did not advise the Company of any reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

      The Company has made the  contents  of this  Current  Report on Form 8-K/A available to Berenson and requested it to furnish a letter to the Securities and
Exchange Commission (the "SEC") as to whether Berenson agrees or disagrees with, or wishes to clarify our expression of their views. A copy of Berenson's  letter to the SEC dated May 9, 2007 is included as Exhibit 16.1 to this Current  Report on Form 8-K/A.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
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99.1              Letter from Berenson LLP, dated May 9, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: May 9, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name: Gary J. Dailey
                                    Title: Chief Financial Officer